UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 15, 2026
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7812 Palm Parkway	Orlando,	FL	32836
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As described in Item 5.07 of this Current Report on Form 8-K, on May 15, 2026, Marriott Vacations Worldwide Corporation (the “Company”) held its 2026 annual meeting of stockholders (the “2026 Annual Meeting”), at which the Company’s stockholders approved the Second Amended and Restated Marriott Vacations Worldwide Corporation 2020 Equity Incentive Plan (the “Second Amended Plan”), which was previously approved by the Company’s Board of Directors subject to stockholder approval. The Second Amended Plan extends the term of the Second Amended Plan through May 15, 2036, increases the number of shares of common stock, par value $0.01 per share, available for grants of equity-based awards under the Second Amended Plan by 2,500,000 shares, modifies the treatment of awards for purposes of the “golden parachute” tax provisions of Sections 280G and 4999 of the Internal Revenue Code, and makes certain other administrative and clarifying changes.
A summary of the Second Amended Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 26, 2026 (the “Definitive Proxy Statement”) in connection with the 2026 Annual Meeting, under the section entitled “Item 4 - Approval of the Second Amended and Restated Marriott Vacations Worldwide Corporation 2020 Equity Incentive Plan” of the Definitive Proxy Statement. The summary of the Second Amended Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the Second Amended Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting held on May 15, 2026, a total of 29,969,049 shares of the Company’s common stock (approximately 87% of all shares entitled to vote at the Annual Meeting) were represented, in person or by proxy. The following proposals were voted on and approved by the Company's stockholders at the Annual Meeting:
(1)The Company’s stockholders elected the nine director nominees named in the Proxy Statement as directors with the following votes:

Nominee	For	Withheld	Broker Non-Vote
Charles E. “C.E.” Andrews	24,896,417	410,859	4,661,773
Christian A. Asmar	25,038,898	268,378	4,661,773
Matthew E. Avril	24,939,780	367,496	4,661,773
James A. Dausch	25,221,440	85,836	4,661,773
Lizanne Galbreath	25,094,037	213,239	4,661,773
Jonice M. Gray	25,085,896	221,380	4,661,773
Dianna F. Morgan	24,883,586	423,690	4,661,773
Stephen R. Quazzo	24,911,647	395,629	4,661,773
William J. Shaw	24,962,998	344,278	4,661,773
(2)The Company’s stockholders ratified the selection by the Company’s Audit Committee of Ernst & Young LLP as the Company’s independent auditors for the current fiscal year with the following votes:

For	Against	Abstain
29,837,885	118,109	13,055
(3)The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers with the following votes:

For	Against	Abstain	Broker Non-Vote
24,701,685	553,458	52,133	4,661,773
(4)The Company’s stockholders approved the Second Amended Plan with the following votes:

For	Against	Abstain	Broker Non-Vote
17,438,346	7,830,264	38,666	4,661,773

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Second Amended and Restated Marriott Vacations Worldwide Corporation 2020 Equity Incentive Plan*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Management contract or compensatory plan or arrangement
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated:	May 18, 2026	By:	/s/ Jason P. Marino
		Name:	Jason P. Marino
		Title:	Executive Vice President and Chief Financial Officer
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